Exhibit 99.3

SEPARATION AGREEMENT

This SEPARATION AGREEMENT, dated as of October 6, 2017 (this “Agreement”), and effective as of the Effective Date (as such term is defined in the Bankruptcy Plan (defined below)), is by and between Caesars Entertainment Operating Company, Inc., a Delaware corporation (“OpCo”), and VICI Properties Inc., a Maryland corporation (“REIT”).

RECITALS

WHEREAS, commencing on January 15, 2015, OpCo and certain of OpCo’s direct and indirect Subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Northern District of Illinois (the “Bankruptcy Court”), jointly administered under Case No. 15-01145, and on January 17, 2017 the Bankruptcy Court confirmed the “Debtors’ Third Amended Joint Plan of Reorganization Pursuant to Chapter 11 of the Bankruptcy Code” (as it may be altered, amended, modified, or supplemented from time to time in accordance with the terms of Article X thereof, the “Bankruptcy Plan”); and

WHEREAS, the Debtors will transfer to REIT, directly or indirectly, including to certain direct and indirect Subsidiaries of REIT, the REIT Assets (as defined below) in accordance with the restructuring transactions set forth in Exhibit A hereto (the “Restructuring Transactions”).

NOW, THEREFORE, pursuant to the Confirmation Order (as defined in the Bankruptcy Plan), and in consideration of the premises and the terms contained herein and in the Bankruptcy Plan, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Certain Definitions. For purposes of this Agreement, the definition of capitalized terms used but not otherwise defined herein shall have the meanings specified in Schedule 1.

ARTICLE II

THE RESTRUCTURING

Section 2.1 Transfer of Assets; Assumption of Liabilities. On or prior to the Effective Date, in order to effect the Restructuring Transactions and in accordance with the Bankruptcy Plan: (i) OpCo shall, and shall cause its applicable Subsidiaries to, assign, transfer, convey and deliver to REIT and/or certain Persons designated by REIT who are or will become members of the REIT Group, and REIT or such Persons shall accept from OpCo and its applicable Subsidiaries, all of OpCo’s and/or such Subsidiaries’ respective right, title and interest in and to all REIT Assets other than Excluded Assets; and (ii) subject to Section 2.5(c), REIT and/or certain Persons designated by REIT who are or will become members of the REIT Group shall accept, assume and agree to perform, discharge and fulfill all the REIT Liabilities in accordance with their respective terms.

Section 2.2 Assets. For the purposes of this Agreement, “REIT Assets” shall mean the following assets, properties, rights, entitlements, benefits and interests, in each case as they exist immediately prior to the Effective Time (without duplication and in each case other than to the extent the same are Excluded Assets):

(i) (A) the Real Property set forth on Schedule 2.2(i) (the “REIT Owned Real Property”), (B) all rights, benefits and entitlements appurtenant to, or otherwise held for the benefit of the owner of, the REIT Owned Real Property owned by OpCo and/or its Subsidiaries (including, for the avoidance of doubt, (x) any easements, development rights and subsurface rights appurtenant to or benefitting the REIT Owned Real Property and (y) all rights, title and interests of the owner of the REIT Owned Real Property as landlord under any leases thereof and in any instrument, document and agreement with respect to such Real Property or that otherwise are of the nature to run with the land) and (C) all related Fixtures and Attachments affixed to or installed on the REIT Owned Real Property and owned by OpCo and/or its Subsidiaries;

(ii) (A) the leasehold interests in the Real Property set forth on, pursuant to the leases described on, Schedule 2.2(ii) (the property so leased, the “REIT Leased Real Property,” such leases, the “REIT Leases” and the applicable leasehold interests, the “REIT Leasehold Interests”), (B) all rights, benefits and entitlements appurtenant to, or otherwise held for the benefit of, the REIT Leasehold Interests (including, for the avoidance of doubt, all rights, title and interests of the holder of the REIT Leasehold Interests as tenant under the leases of the REIT Leased Real Property and as sublandlord under any subleases thereof) and (C) all related Fixtures and Attachments affixed to or installed on the REIT Leased Real Property and owned by OpCo and/or its Subsidiaries (and/or by the holder of the REIT Leasehold Interests);

(iii) all issued and outstanding capital stock of, or other equity interests set forth on Schedule 2.2(iii);

(iv) all interests of OpCo and/or its Subsidiaries in and to all agreements set forth on Schedule 2.2(iv) (the “REIT Contracts”);

(v) all rights, title and interests of OpCo and/or its Subsidiaries in and to all assets and properties set forth on Schedule 2.2(v) (the “TRS Assets”);

(vi) $56,525,000 cash (exclusive of, and in addition to, any cash described in the preceding clauses (vi)-(vii) and inclusive of $12,000,000 in lieu of that certain Gulfstream Aerospace Corp. model GV-SP (G550) aircraft bearing manufacturer’s serial number 5230 and U.S. Registration No. N898CE);

(vii) all interests of OpCo and/or its Subsidiaries as tenant in and to all other assets and properties expressly listed on Schedule 2.2(vii); and

(viii) to the extent not described in the foregoing clauses (i) through (ix), all interests of OpCo and/or its Subsidiaries in and to all assets and properties of REIT and its Subsidiaries set forth on Schedule 2.2(viii) (the “Asset Register”), as such Asset Register may be amended by mutual written agreement of the parties after the Effective Date; provided, that if there is a manifest error in the categorization of any asset or property set forth in the Asset Register as determined in accordance with the classification provided for by the Methodology, such that an asset or property allocated to REIT and/or its Subsidiaries, on the one hand, or to OpCo and/or its Subsidiaries, on the other hand, should have been allocated to the other party and/or its Subsidiaries, then the classification provided for by the Methodology shall govern and such inappropriately classified asset or property shall be deemed to be a REIT Asset or an Excluded Asset, as the case may be.

For the purposes of this Agreement, “Excluded Assets” shall mean all assets, properties, rights and interests not expressly set forth within the definition of “REIT Assets.”

Section 2.3 Liabilities. For the purposes of this Agreement, “REIT Liabilities” shall mean, to the extent not discharged or released under the Bankruptcy Plan, all liabilities and obligations of the owner or holder of any of the REIT Assets arising from, under or in respect of the REIT Assets after the Effective Time (including, without limitation, liabilities and obligations arising in respect of the REIT Real Property, under the REIT Leases, and/or under the REIT Contracts); provided, however, that REIT Liabilities shall exclude liabilities and obligations to the extent such liabilities or obligations arise from a breach or violation by OpCo or its affiliates or Subsidiaries of a REIT Lease or REIT Contract prior to the Effective Time.

Section 2.4 Transfer Documents. In furtherance of the contribution, assignment, transfer, conveyance and delivery of the REIT Assets and the assumption of the REIT Liabilities in accordance with Sections 2.1(i) and 2.1(ii), on the date that such REIT Assets are contributed, assigned, transferred, conveyed or delivered or such REIT Liabilities are assumed, (i) OpCo shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such bills of sale, deeds, stock powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary or reasonably desirable to evidence the transfer, conveyance and assignment of all of OpCo Group’s right, title and interest in and to the REIT Assets to REIT and its Subsidiaries and (ii) REIT shall execute and deliver, and shall cause its Subsidiaries to execute and deliver, such assumptions of contracts and other instruments of assumption as and to the extent necessary or desirable to evidence the valid and effective assumption of the REIT Liabilities by REIT and its Subsidiaries (collectively, the “Transfer Documents”).

Section 2.5 Further Agreements. Each of Opco and REIT acknowledges and agrees with the following:

(a) For a period of 90 consecutive calendar days commencing on the Effective Date, OpCo shall allow REIT’s employees, officers, and directors, at REIT’s sole expense, to continue to use the purchase cards maintained under OpCo’s outstanding line of credit listed on Exhibit B hereto, in accordance with the Current Limits, and the other terms and conditions, applicable thereto. REIT shall reimburse, or cause a subsidiary thereof to reimburse, any charges or other amounts incurred or owing and payable pursuant to the use of the purchase cards by REIT personnel within thirty (30) days from invoice of such charges or amounts;

(b) For a period of 90 consecutive calendar days commencing on the Effective Date, OpCo shall allow REIT to operate the bank accounts listed on Exhibit C hereto under the OpCo name. Such bank accounts set forth on Exhibit C shall be exclusively for use by REIT during such 90 day period;

(c) Commencing on the Effective Date, OpCo shall, on REIT’s reasonable request, use reasonable efforts to locate and provide to REIT, any books, records and files relating to accounting, gaming, regulatory, architectural, structural, engineering and mechanical plans, electrical, soil, wetlands, environmental, and similar reports, studies and audits owned or held immediately prior to the Effective Time by OpCo or any of its Subsidiaries that are reasonably necessary to the REIT Business. Notwithstanding the foregoing or anything else contained herein to the contrary, the parties acknowledge and agree that REIT shall not be entitled to receive any such materials to the extent that (x) disclosure of such materials is not permitted by, or would otherwise violate, applicable Law, or (y) OpCo determines in good faith, upon advice of OpCo’s counsel, that such materials would be reasonably likely to jeopardize, compromise or otherwise waive attorney-client privilege, the work product doctrine or other similar evidentiary privileges or doctrines (provided, however, that (A) the foregoing limitation shall only apply to the portion of such materials which would be required to preserve such privilege or doctrine and not to any other portion thereof and (B) OpCo shall, and shall cause its affiliates to, use reasonable best efforts to cause such materials to be provided in a manner that would not result in such jeopardy, compromise or waiver.

(d) In addition to the obligations of the parties set forth in the Leases, each of OpCo and REIT agree to cooperate reasonably and timely at the expense of the requesting party with the preparation of all financial statements required to be filed by the other party in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through and including the filing by each party of the Annual Report on Form 10-K for the year ended December 31, 2017.

(e) For each of the rights and privileges granted pursuant to the foregoing Sections 2.5(a), (b), (c), and (d), each party shall conduct itself in a commercially reasonable manner, and each agrees to indemnify and hold harmless the other against all claims, losses, damages, costs and expenses arising from, relating to or in connection with its exercise of any rights or privileges under this Section 2.5.

Section 2.6 Further Assurances.

(a) In addition to the actions specifically provided for elsewhere in this Agreement, each of the parties hereto will cooperate with each other and use (and will cause their respective Subsidiaries and, in the case of OpCo, each other member of the OpCo Group to use) commercially reasonable efforts, prior to, on and after the Effective Date, to take, or to cause to be taken, all actions, and to do, or to cause to be done, all things reasonably necessary on its part under applicable Law or contractual obligations or otherwise to consummate and make effective the transactions contemplated by this Agreement and/or the Bankruptcy Plan.

(b) Without limiting the foregoing, prior to, on and after the Effective Date, each party hereto shall cooperate with the other party, and without any further consideration, but at the expense of the requesting party from and after the Effective Date, to execute and deliver, or use its commercially reasonable efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to obtain or make any approvals or notifications from or with any governmental authority or any other Person under any permit, license, agreement, indenture or other instrument, and to take all such other actions as such party may reasonably be requested to take by any other party hereto from time to time, consistent with the terms of this Agreement, in order to effectuate the provisions and purposes of this Agreement and the transfers of the REIT Assets and the assignment and assumption of the REIT Liabilities and the other transactions contemplated hereby.

(c) At or prior to the Effective Time, OpCo and REIT, in their respective capacities as direct and indirect stockholders of their respective Subsidiaries, shall each ratify (or cause to be ratified) any actions that are reasonably necessary or desirable to be taken by OpCo or any other Subsidiary of OpCo or REIT or any other Subsidiary of REIT, as the case may be, to effectuate the transactions contemplated by this Agreement.

Section 2.7 Apportionments. The terms and provisions of this Section 2.7 shall apply with respect to each of the Real Properties set forth on Schedule 2.7 (each, a “Golf Course Property” and collectively, the “Golf Course Properties”).

(a) The prorations and apportionments (the “Apportionments”) hereunder for each Golf Course Property shall be jointly prepared by OpCo and REIT on or before the Effective Date on the basis of actual and estimated amounts as provided in Section 2.7(b) of this Agreement. In the event any Apportionments made under this Agreement shall prove to be incorrect for any reason, then either party shall be entitled to an adjustment to correct the same during the ninety (90) day period after the Effective Date. To the extent it shall be determined that a party was initially allocated any amount of the Apportionments in excess of the amount to which it is entitled hereunder, such party shall remit such excess amount to the other party within ten (10) days after such determination. The Apportionments, as adjusted, if applicable, during said ninety (90) day period shall be conclusive and binding on OpCo and REIT.

(b) The following shall be apportioned as of the close of business on the day immediately preceding the Effective Date:

(i) real property taxes, sewer taxes and rents, vault taxes and any other governmental taxes and charges levied or assessed against the applicable Golf Course Property or the use thereof, on the basis of the respective fiscal years for which each is assessed;

(ii) water rates and charges, unless the direct responsibility of any tenant of the applicable Golf Course Property;

(iii) annual license, permit and inspection fees, if any;

(iv) fuel (as estimated by OpCo’s supplier, at OpCo’s cost, together with sales tax) and steam, gas, electricity charges and all other utilities which are supplied to the applicable Golf Course Property (except to the extent the same are the direct responsibility of any tenant of the applicable Golf Course Property);

(v) rents and all other charges (including reimbursement payments) payable under any lease with a tenant of the applicable Golf Course Property as and when collected; provided, however, that if any rents under any leases shall be accrued and unpaid at the Effective Date, the rents collected by REIT on or after the Effective Date shall first be applied to all rents due and payable for the calendar month in which the Effective Date occurs; next to all rent due OpCo and payable for the month immediately preceding the calendar month in which the Effective Date occurs; next to all rents due and payable at the time of such collection with respect to the period after the calendar month in which the Effective Date occurs; and the balance shall be applied to the extent of delinquent rents for the period prior to the month immediately preceding the calendar month in which the Effective Date occurs. Any sums received by REIT to which OpCo is entitled shall be held in trust for OpCo on account of said past due rents payable to OpCo, and REIT shall remit any such sums to OpCo within ten (10) days after receipt thereof. OpCo agrees that if OpCo receives any amounts after the Effective Date which are attributable, in whole or in part, to any period after the Effective Date, OpCo shall remit to REIT that portion of the monies so received by OpCo to which REIT is entitled within ten (10) days after receipt thereof;

(vi) all charges and payments under any service contracts in effect with respect to the applicable Golf Course Property; and

(vii) all other income from and expense relating to the applicable Golf Course Property of every type and nature as is customary with the closing of a commercial property transaction in the city and state in which the applicable Golf Course Property is located.

(c) If any refund of real property taxes or assessments, water rates and charges or sewer taxes and rents shall be made after the Effective Date and is received by REIT or OpCo, the same shall be held in trust by the receiving party, and shall first be applied to the unreimbursed costs incurred in obtaining the same, and the balance, if any, shall be paid to OpCo (for the period prior to the Effective Date) and to REIT (for the period commencing with the Effective Date).

ARTICLE III

MISCELLANEOUS

Section 3.1 Recourse. Nothing in this Agreement shall limit any obligation or liability of OpCo (or any related party) under the Bankruptcy Plan, any Transaction Document, any other agreement entered into to effect the Restructuring Transactions or otherwise.

Section 3.2 Governing Law; Jurisdiction; WAIVER OF TRIAL BY JURY. This Agreement shall be governed by and construed and interpreted in accordance with the internal Laws of the State of New York irrespective of the choice of Laws principles of any other jurisdiction. Any dispute, controversy or claim arising out of or relating to this Agreement shall be subject to the jurisdiction of and determination by the courts of the State of New York sitting in the County of New York or, if under applicable Law jurisdiction is vested in the federal courts, the court of the United States of America for the Southern District of New York. Each party consents that any such dispute, controversy or claim arising out of or relating to this Agreement may and shall be brought in such courts and waives any objection that it may now or hereafter have to the venue or jurisdiction of any such dispute, controversy or claim in any such court or that such dispute, controversy or claim was brought in an inconvenient court and agrees not to plead or claim the same. EACH PARTY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY DISPUTE, CONTROVERSY OR CLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, OR ITS PERFORMANCE UNDER OR THE ENFORCEMENT OF THIS AGREEMENT.

Section 3.3 Notices. All notices, requests, claims, demands and other communications under this Agreement and, to the extent applicable and unless otherwise provided therein, under each of the other Transaction Documents shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by overnight courier service, by facsimile or electronic transmission with receipt confirmed (followed by delivery of an original via overnight courier service) or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 3.3):

If to OpCo or a member of the OpCo Group, to:

Caesars Entertainment Operating Company, Inc.

One Caesars Palace Drive

Las Vegas, NV 89109

Attention: General Counsel

Email: corplaw@caesars.com

If to REIT, to:

VICI Properties Inc.

Attention: Chief Executive Officer

8329 W. Sunset Road, Suite 210

Las Vegas, Nevada 89113

Section 3.4 Termination. This Agreement may not be terminated except by an agreement in writing signed by each of OpCo and REIT.

Section 3.5 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any Law or as a matter of public policy, all other conditions and provisions of this Agreement shall remain in full force and effect.

Section 3.6 Binding Effect; Assignment; No Third-Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement shall not be assigned, whether by operation of Law or otherwise, by either party without the prior written consent of the other party hereto. Notwithstanding the foregoing, either party may (i) assign any or all of its rights and obligations under this Agreement to any of its wholly-owned Subsidiaries, (ii) assign any or all of its rights and obligations under this Agreement in connection with a sale or disposition of any assets, properties or entities or lines of business, or (iii) pledge or otherwise encumber any of its rights and obligations under this Agreement as security for any of its or its affiliates’ liabilities or obligations; provided, however, that, in each such case, no such assignment shall release the assigning party from any liability or obligation under this Agreement. Any assignment in contravention of this Section shall be void and of no effect. This Agreement is for the sole benefit of the parties to this Agreement and members of their respective Group and their permitted successors and assigns, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

Section 3.7 Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement or any other Transaction Document, the party or parties who are or are to be thereby aggrieved shall have the right to seek specific performance and injunctive or other equitable relief (on an interim or permanent basis) of its rights under this Agreement or such Transaction Document, in addition to any and all other rights and remedies at Law or in equity, and all such rights and remedies shall be cumulative. The parties agree that the remedies at Law for any breach or threatened breach, including monetary damages, may be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at Law would be adequate is waived. Any requirements for the securing or posting of any bond with such remedy are waived by each of the parties to this Agreement.

Section 3.8 Amendment. No provision of this Agreement may be amended or modified except by a written instrument signed by OpCo and REIT. No waiver by any party of any provision of this Agreement shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other subsequent breach.

Section 3.9 Counterparts. This Agreement may be executed in one (1) or more counterparts, and by the different parties to each such agreement in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or portable document format (PDF) shall be as effective as delivery of a manually executed counterpart of any such Agreement.

Section 3.10 Effectiveness. This Agreement shall be effective as of the Effective Date.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the date first written above by their respective duly authorized officers.

CAESARS ENTERTAINMENT OPERATING COMPANY, INC.

By:	/s/ Randall Eisenberg
	Name:	Randall Eisenberg
	Title:	Chief Restructuring Officer

VICI PROPERTIES INC.

By:	/s/ John Payne
	Name:	John Payne
	Title:	President

[Signature Page to Separation Agreement]

SCHEDULE 1

DEFINITIONS

“Effective Time” means 12:01 a.m., New York City Time, on the Effective Date. For purposes of this Agreement, all transactions that are to occur on the Effective Date pursuant to the Bankruptcy Plan shall be deemed to have occurred as of the Effective Time, unless otherwise specified in the Bankruptcy Plan.

“Fixtures and Attachments” means all fixtures, equipment, machinery and other items of property, including all components thereof, that are now or hereafter located in, on or used in connection with and permanently affixed to or are otherwise incorporated into Real Property, or are otherwise deemed “fixtures” under applicable state Law or a Fixture and Attachment under the Methodology; and, without limiting the generality of the foregoing, all millwork, doors, door frames, handles, windows, window frames, locks, fire and other alarm systems, security systems, flooring, tiling, lighting, lighting fixtures, chandeliers, sconces, valances, walling, paneling, partitions, seating, insulation, bars, bar tops, counter tops, fountains, sprinkler systems, fire suppression systems, toilets, sinks, plumbing, pumps, showerheads, bathtubs, showers, faucets, curtain rods, countertops, awnings, bannisters, railings, cables, wiring, power switches, conduits, sensors, wallpaper, wheelchair lifts, hydraulics, insulation, boilers, heaters, water tanks, water heaters, fans, gates, conveyor belts, and lifts (including handicap).

“Group” means the OpCo Group or the REIT Group, as the context requires.

“Law” means any national, supranational, federal, state, provincial, local or similar law (including common law), statute, code, order, ordinance, rule, regulation, treaty (including any income tax treaty), license, permit, authorization, approval, consent, decree, injunction, binding judicial or administrative interpretation or other requirement, in each case, enacted, promulgated, issued or entered by a governmental authority.

“Leases” mean, collectively, those certain (i) Lease (Non-CPLV), dated as of the date hereof, by and between CEOC, LLC, a Delaware limited liability company (“CEOC, LLC”) and the other tenant entities listed therein, as tenant, and the landlord entities listed therein, as landlord, (ii) Lease (CPLV), dated as of the date hereof, by and between CPLV Property Owner, LLC, a Delaware limited liability company, as landlord, and Desert Palace LLC, a Nevada limited liability company, Caesars Entertainment Operating Company, Inc., a Delaware corporation and CEOC, LLC, as tenant, and (iii) Lease (Joliet), dated as of the date hereof, by and between Harrah’s Joliet Landco LLC, a Delaware limited liability company, as landlord, and Harrah’s Joliet Landco LLC, a Delaware limited liability company, as tenant.

“Methodology” means the fixed asset methodology as set forth on Exhibit D.

“OpCo Group” means OpCo, each Subsidiary of OpCo and each other Person that is controlled directly or indirectly by OpCo; provided, however, that no director, officer, employee, agent or other representative of any of the foregoing who is a natural person shall be deemed a member of the OpCo Group; provided, further, that no member of the REIT Group shall be deemed a member of the OpCo Group.

“Permits” means all permits, licenses, franchises, approvals, authorizations, registrations, certificates (including certificates of occupancy), variances and similar rights obtained, or required to be obtained, from Governmental Authorities.

“Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, limited liability company, governmental authority or other entity.

“Real Property” means all interests in real property of whatever nature, whether as owner, mortgagee or holder of a Lien in real property, lessor, sublessor, lessee, sublessee or otherwise, and including all buildings, airplane hangars, vessels, ships and barges located thereon or moored or otherwise connected thereto and all associated parking areas, fixtures and all other improvements located thereon, and including all rights, benefits, privileges, tenements, hereditaments, covenants, conditions, restrictions, easements and other appurtenances on such real property or otherwise appertaining to or benefitting the real property and/or the improvements situated thereon, including all mineral rights, development rights, air and water rights, subsurface rights, vested rights entitling, or prospective rights which may entitle the owner of the real property to related easements, land use rights, air rights, viewshed rights, density credits, water, sewer, electrical or other utility service, credits and/or rebates, strips and gores and any land lying in the bed of any street, road or alley, open or proposed, adjoining the real property, and all easements, rights of way and other appurtenances used or connected with the beneficial use or enjoyment of the real property.

“REIT Business” means the business of (a) owning, leasing and disposing of the REIT Real Property; provided, for the avoidance of doubt, that the REIT Business shall not include the business of operating any casinos, racetracks or other facilities located at the REIT Real Property, other than the TRS Assets, and (b) owning, leasing, operating and disposing of the TRS Assets.

“REIT Group” means REIT and each of its direct and indirect Subsidiaries immediately following implementation of the Restructuring Transactions; provided, however, that no director, officer, employee, agent or other representative of any of the foregoing who is a natural person shall be deemed a member of the OpCo Group; provided, further, that no member of the OpCo Group shall be deemed a member of the REIT Group.

“REIT Real Property” means the REIT Owned Real Property together with the REIT Leased Real Property.

“Subsidiary” shall have the meaning ascribed thereto in Rule 12b-2 under the Securities Exchange Act of 1934, as amended.

“Transaction Documents” means this Agreement, the Transfer Documents and the other agreements set forth on Schedule 1.3.

Schedule 1, Page 2

EXHIBIT A

RESTRUCTURING TRANSACTIONS

Restructuring Transactions Steps

The Restructuring Transactions will be effectuated pursuant to the steps described below in the order listed:

1.	On September 9, 2016, and pursuant to prior Bankruptcy Court approval, Caesars World, Inc. was converted from a Florida corporation to a Florida limited liability company under state law by filing a certificate of conversion with the Florida Secretary of State.

Pursuant to the Plan:

2.	On July 5, 2016, (i) CEOC formed the REIT as a new, wholly-owned Delaware limited liability company, (ii) the REIT formed PropCo as a new Delaware limited partnership, and (iii) the REIT formed PropCo GP as a new Delaware limited liability company that will serve as the general partner of PropCo.

A.	The REIT subsequently converted to a Maryland corporation and changed its legal name to “VICI Properties Inc.”

B.	PropCo subsequently changed its legal name to “VICI Properties L.P.”

C.	PropCo GP subsequently changed its legal name to “VICI Properties GP LLC.”

3.	On July 5, 2016, PropCo formed PropCo 1, a new, wholly-owned Delaware limited liability company to facilitate the issuance of the PropCo debt in later steps.

A.	PropCo 1 subsequently changed its name to “VICI Properties 1 LLC.”

4.	On January 13, 2017, the REIT formed a new, wholly owned Delaware limited liability company (which entity subsequently changed its legal name to “VICI Golf LLC”) (“Golf TRS”) and Golf TRS formed the following new, wholly-owned Delaware limited liability companies, which will hold certain Golf Business Assets (as defined below) that are contributed in Steps 19 and 23 (such entities, collectively, the “Golf TRS Subs”).

Golf TRS Subs

Grand Bear LLC

Cascata LLC

Rio Secco LLC

Chariot Run LLC

5.	On the dates specified in the table below, PropCo 1 (or such other entity as noted in the following table) formed the following new, wholly-owned limited liability companies (in the following jurisdictions noted), which will hold certain assets and properties that are contributed in Steps 19, 20, and 21 (such entities, collectively, the “PropCo Subs”). Additionally, on August 10, 2017 PropCo 1 formed PropCo TRS LLC, a new wholly owned Delaware limited liability company (“PropCo TRS”).

Exhibit A, Page 1

PropCo Subs

PropCo 1 formed Horseshoe Council Bluffs LLC (Delaware) —January 13, 2017

PropCo 1 formed Harrah’s Council Bluffs LLC (Delaware) — January 13, 2017

PropCo 1 formed Harrah’s Metropolis LLC (Delaware) — January 13, 2017

PropCo 1 formed Horseshoe Southern Indiana LLC (Delaware) — January 13, 2017

PropCo 1 formed New Horseshoe Hammond LLC (Delaware) — January 13, 2017

PropCo 1 formed Horseshoe Bossier City Prop LLC (Louisiana) — January 24, 2017

PropCo 1 formed Harrah’s Bossier City LLC (Louisiana) — February 10, 2017

PropCo 1 formed New Harrah’s North Kansas City LLC (Delaware) — January 13, 2017

PropCo 1 formed Grand Biloxi LLC (Delaware) — January 13, 2017

PropCo 1 formed Horseshoe Tunica LLC (Delaware) — January 13, 2017

PropCo 1 formed New Tunica Roadhouse LLC (Delaware) — January 13, 2017

PropCo 1 formed Caesars Atlantic City LLC (Delaware) — January 13, 2017

PropCo 1 formed Bally’s Atlantic City LLC (Delaware) — January 13, 2017

PropCo 1 formed Harrah’s Lake Tahoe LLC (Delaware) — January 13, 2017

PropCo 1 formed Harvey’s Lake Tahoe LLC (Delaware) — January 13, 2017

PropCo 1 formed CPLV Property Owner LLC (Delaware) — March 28, 20171

PropCo 1 formed Harrah’s Reno LLC (Delaware) — January 13, 2017

PropCo 1 formed Bluegrass Downs Property Owner LLC (Delaware) — March 28, 2017

PropCo 1 formed Vegas Development LLC (Delaware) — January 13, 2017

PropCo 1 formed Vegas Operating Property LLC (Delaware) — March 28, 2017

PropCo 1 formed Harrah’s Joliet LandCo LLC (Delaware) — February 3, 20172

PropCo 1 formed Miscellaneous Land LLC (Delaware) — August 17, 2017

6.	On April 25, 2017, GCI formed GCI Spinco Inc., a new, wholly owned Delaware corporation (“GCI Spinco”) and CEOC formed Mergeco GCI Spinco LLC, a new, wholly owned Delaware limited liability company. Further, on the dates specified in the table below, CEOC or its subsidiaries, as indicated below, formed the following new, wholly-owned limited liability companies, which will effectuate the LLC Mergers (as defined below) described in Steps 9, 10, and 18 (such entities, collectively, the “Opco LLC Merger Subs”).

Opco LLC Merger Subs

Grand Casinos, Inc. formed Mergeco GCA Acquisition Subsidiary LLC, a Minnesota LLC — April 26, 2017

CEOC formed Mergeco HBR Realty Company LLC, a Nevada LLC — April 21, 2017

[1]	On July 26, 2017, PropCo 1 formed three new wholly owned Delaware limited liability companies to sit above CPLV Property Owner LLC. Accordingly, PropCo 1 owns CPLV Mezz 3 LLC, which owns CPLV Mezz 2 LLC, which owns CPLV Mezz 1 LLC, which owns CPLV Property Owner LLC.
[2]	On August 1, 2017, PropCo 1 assigned and transferred all of its limited liability company interests in Harrah’s Joliet LandCo LLC to Des Plaines Development Limited Partnership.

Exhibit A, Page 2

CEOC formed Mergeco Harrah’s New Orleans Management Company LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco East Beach Development LLC, a Mississippi LLC — May 2, 2017

CEOC formed Mergeco Caesars New Jersey LLC, a New Jersey LLC — May 5, 2017

Caesars New Jersey, Inc. formed Mergeco Boardwalk Regency LLC, a New Jersey LLC — May 5, 2017

CEOC formed Mergeco Bally’s Park Place LLC, a New Jersey LLC — May 5, 2017

CEOC formed Mergeco Reno Projects LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Caesars Palace LLC, a Delaware LLC — May 2, 2017

Caesars Palace, Inc. formed Mergeco Caesars Palace Realty LLC, a Nevada LLC — May 2, 2017

CEOC formed Mergeco Southern Illinois Riverboat/Casino Cruises LLC, an Illinois LLC — May 2, 2017

Players International, LLC formed Mergeco Players Development LLC, a Nevada LLC — April 21, 2017

Caesars World, Inc. formed Mergeco Roman Holding LLC, an Indiana LLC — May 2, 2017

CEOC formed Mergeco Las Vegas Resort Development LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Harrah’s Illinois LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Benco LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Trigger Real Estate LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Rio Development LLC, a Nevada LLC — April 21, 2017

CEOC formed Mergeco Caesars Entertainment Golf LLC, a Nevada LLC

CEOC formed Mergeco HTM Holding LLC, a Nevada LLC — May 2, 2017

Horseshoe Gaming Holding, LLC and Horseshoe GP, LLC, together, formed Mergeco New Robinson Property Group LLC, a Mississippi LLC owned 99% by Horseshoe Gaming Holding, LLC and 1% by Horseshoe GP, LLC — April 21, 2017

7.	On May 31 and June 16, 2017, CEOC made capital contributions to its wholly-owned subsidiary, Grand Casinos, Inc. (“GCI”) of certain intercompany receivables owed to it (or treated as owed to it for U.S. federal income tax purposes) by GCI.

8.	On June 1, 2107, PropCo 1 assigned and transferred all of its limited liability company interests of Grand Biloxi LLC to GCI and Golf TRS assigned and transferred all of its limited liability company interests in Grand Bear LLC to GCI. On June 12, 2017, GCI formed Propco Gulfport LLC, a new wholly-owned Delaware limited liability company (Propco Gulfport LLC, Grand Biloxi LLC, and Grand Bear LLC collectively, the “GCI PropCo LLCs”).

Internal Spin

On July 17, 2017 and pursuant to the Plan:

9.	GCA Acquisition Subsidiary, Inc. merged with and into Mergeco GCA Acquisition Subsidiary LLC (formed in Step 6) under applicable state law, with Mergeco GCA Acquisition Subsidiary LLC surviving. Immediately thereafter, the surviving entity’s name was legally changed to remove “Mergeco.”

Exhibit A, Page 3

10.	East Beach Development Corp. merged with and into Mergeco East Beach Development LLC (formed in Step 6) under applicable state law, with Mergeco East Beach Development LLC surviving. Immediately thereafter, the surviving entity’s name was legally changed to remove “Mergeco.”

11.	After Steps 9 and 10 and pursuant to the following steps, each of GCI’s subsidiaries holding REIT Assets and Golf Business Assets transferred such assets to the applicable GCI PropCo LLC.

A.	Grand Casinos of Biloxi, LLC transferred the following REIT Assets to Grand Biloxi LLC.

REIT Assets Transferred by Grand Casinos of Biloxi, LLC

(Applicable Casino Facility Noted)

307 Howard Boulevard (Owned) (Grand Biloxi Casino and Biloxi Land)

271 and 287 Howard Avenue (2 APNs) (Grand Biloxi Casino and Biloxi Land)

Maple Street Residential (12 APNs) (Grand Biloxi Casino and Biloxi Land)

Oak Street Residential (21 APNs) (Grand Biloxi Casino and Biloxi Land)

Beach Boulevard (7 APNs) (Note: This appears to be operative casino, hotel, and spa property) (Owned) (Grand Biloxi Casino and Biloxi Land)

243, 309, and 313 Howard Ave (3 APNs) (Grand Biloxi Casino and Biloxi Land)

1st Street (5 APNs) (Grand Biloxi Casino and Biloxi Land)

219 Beach Boulevard and no situs (Leased) (Grand Biloxi Casino and Biloxi Land)

245, 265, 285, and 288 Beach Boulevard (6 APNs) (Note: This appears to be operative casino, hotel, and spa property) (Grand Biloxi Casino and Biloxi Land)

4201 Iris Street and 315 Beach Boulevard (2 APNs) (Leased) (Grand Biloxi Casino and Biloxi Land)

0 Beach Boulevard (Owned) (Grand Biloxi Casino and Biloxi Land)

224 1st Street (3 APNs) (Owned) (Grand Biloxi Casino and Biloxi Land)

LLC interests in Biloxi Hammond LLC (owner of the Horseshoe Hammond barge) (Horseshoe Hammond)

B.	GCA Acquisition Subsidiary LLC transferred the following REIT Assets to Propco Gulfport LLC.

REIT Assets Transferred by

GCA Acquisition Subsidiary LLC

(Applicable Casino Facility Noted)

0 and 1800 N. Beach Boulevard (2 APNs) (Owned) (Land Leftover from Harrah’s Gulfport)

PT 2A REAR 1ST WARD (no common address) (Vacant Land) (Owned) (Land Leftover from Harrah’s Gulfport)

C.	GCI contributed the following Golf Business Assets to Grand Bear LLC.

Exhibit A, Page 4

Golf Business Assets Transferred by GCI

(Applicable Golf Course Noted)

12040 Grand Way Boulevard, White Star Road, Wickstrand Road (4 APNs) (Owned) and all other golf-related assets, including personal property (Grand Bear Golf Course)

12.	After the Step 11 property transfers, GCI contributed all of its limited liability company interests in each of the GCI PropCo LLCs to GCI Spinco.

13.	And after the Step 12 contributions, GCI distributed all of the stock of GCI Spinco to CEOC (the “Internal Distribution”).

On July 18, 2017 and pursuant to the Plan:

14.	GCI Spinco merged with and into Mergeco GCI Spinco LLC with Mergeco GCI Spinco LLC surviving. Immediately thereafter, the surviving entity’s name was legally changed to remove “Mergeco.”

15.	After the Step 14 merger, East Beach Development LLC transferred the following REIT Assets to Grand Biloxi LLC.

REIT Assets Transferred by

East Beach Development LLC

(Applicable Casino Facility Noted)

Miscellaneous parcels purchased after Katrina (20 APNs) (Owned) (Grand Biloxi Casino and Biloxi Land)

Pre-Effective Date Entity Dissolutions

16.	As of September 29, 2017, the following entities dissolved or converted to LLC pursuant to the following steps:

A.	Dormant Entity Dissolutions. The following entities dissolved by merging with and into Bally’s Midwest Casino, Inc., with Bally’s Midwest Casino, Inc. surviving.

Subsidiaries Dissolving Prior to Effective Date

3535 LV Parent, LLC (Delaware)

Biloxi Village Walk Development, LLC (Delaware)

BPP Providence Acquisition Company, LLC (Delaware)

Caesars Air, LLC (Delaware)

Caesars Baltimore Development Company, LLC (Delaware)

Caesars Entertainment Canada Holding, Inc. (Nevada)

Caesars Entertainment Retail, Inc. (Nevada)

Caesars Escrow Corporation (Delaware)

Caesars India Sponsor Company, LLC (Nevada)

Caesars Massachusetts Development Company, LLC (Delaware)

Caesars Massachusetts Management Company, LLC (Delaware)

Caesars Operating Escrow, LLC (Delaware)

Caesars Palace Sports Promotions, Inc. (Nevada)

CG Services, LLC (Delaware)

Exhibit A, Page 5

Consolidated Supplies Services and Systems (Nevada)

CZL Development Company, LLC (Delaware)

CZL Management Company, LLC (Delaware)

DCH Lender, LLC (Nevada)

FHR Corporation (Nevada)

FHR Parent, LLC (Delaware)

Flamingo-Laughlin Parent, LLC (Delaware)

GNOC Corp. (New Jersey)

Harrah’s Bossier City Management Company, LLC (Nevada)

Harrah’s Investments, Inc. (Nevada)

Harrah’s Maryland Heights Operating Company (Nevada)

Harrah’s MH Project, LLC (Delaware)

Harrah’s Pittsburgh Management Company (Nevada)

Harrah’s Reno Holding Company, Inc. (Nevada)

Harrah’s Southwest Michigan Casino Corporation (Nevada)

Harrah’s Travel, Inc. (Nevada)

Harrah’s West Warwick Gaming Company, LLC (Delaware)

Harveys C.C. Management Company, Inc. (Nevada)

H-BAY, LLC (Nevada)

HHLV Management Company, LLC (Nevada)

Horseshoe Shreveport, LLC (Louisiana)

JCC Holding Company II Newco, LLC (Delaware)

Las Vegas Golf Management, LLC (Nevada)

Laundry Parent, LLC (Delaware)

LVH Corporation (Nevada)

LVH Parent, LLC (Delaware)

Nevada Marketing, LLC (Nevada)

Octavius Linq Holding Co., LLC (Delaware)

Parball Parent, LLC (Delaware)

PH Employees Parent, LLC (Delaware)

Players LC, LLC (Nevada)

Players Maryland Heights Nevada, LLC (Nevada)

Players Resources, Inc. (Nevada)

Players Riverboat II, LLC (Louisiana)

Players Riverboat Management, LLC (Nevada)

Players Riverboat, LLC (Nevada)

Players Services, Inc. (New Jersey)

Showboat Atlantic City Mezz 1, LLC (Delaware)

Showboat Atlantic City Mezz 2, LLC (Delaware)

Showboat Atlantic City Mezz 3, LLC (Delaware)

Showboat Atlantic City Mezz 4, LLC (Delaware)

Showboat Atlantic City Mezz 5, LLC (Delaware)

Showboat Atlantic City Mezz 6, LLC (Delaware)

Showboat Atlantic City Mezz 7, LLC (Delaware)

Exhibit A, Page 6

Showboat Atlantic City Mezz 8, LLC (Delaware)

Showboat Atlantic City Mezz 9, LLC (Delaware)

Showboat Atlantic City Propco, LLC (Delaware)

Village Walk Construction, LLC (Delaware)

Woodbury Manager, LLC (Delaware)

B.	Other LLC Conversions.

1)	Caesars World LLC formed Mergeco Caesars World Marketing LLC, a new Nevada limited liability company. Caesars World Marketing Corporation merged with and into Mergeco Caesars World Marketing LLC under applicable state law, with Mergeco Caesars World Marketing LLC surviving.

2)	Caesars World LLC formed Mergeco Caesars World Merchandising LLC, a new Nevada limited liability company. Caesars World Merchandising, Inc. merged with and into Mergeco Caesars World Merchandising LLC under applicable state law, with Mergeco Caesars World Merchandising LLC surviving.

3)	CEOC formed Mergeco Caesars Marketing Services LLC, a new New Jersey limited liability company. Caesars Marketing Services, Inc. merged with and into Mergeco Caesars Marketing Services LLC under applicable state law, with Mergeco Caesars Marketing Services LLC surviving.

Pursuant to the Plan:

17.	On September 25, 2017, CEOC assigned certain intercompany liabilities owed to it by certain of its direct and indirect subsidiaries to Caesars Entertainment Finance Corp. Immediately after such assignment and as of the same date, Caesars Entertainment Finance Corp. converted to a limited liability company by filing a certificate of conversion under applicable state law.

18.	After the Step 17 assignment and conversion and as of September 29, 2017, pursuant to the following steps, each of CEOC’s direct and indirect subsidiaries that holds (i) real property (including certain property associated with the barge casinos) associated with the operation and management of the casino entertainment facilities (the “Casino Business,” and such property, the “REIT Assets”) and (ii) assets and personnel associated with the golf course operation and management (the “Golf Business,” and such assets the “Golf Business Assets”) either merged under applicable state law with the applicable Opco LLC Merger Sub (each, an “LLC Merger”) or engaged in an alternative transaction as described below (the “F Reorg Mechanism”), in each case, in order to become a limited liability company.[3]

A.	HBR Realty Company, Inc. — LLC Merger: HBR Realty Company, Inc. merged with and into Mergeco HBR Realty Company LLC (formed in Step 6) under applicable state law, with Mergeco HBR Realty Company LLC surviving.

[3]	After each LLC Merger described in this Step 18, the surviving LLC will change its name to remove “Mergeco,” as necessary. Accordingly, subsequent steps in this memorandum remove “Mergeco” from applicable entity names.

Exhibit A, Page 7

B.	Harveys Iowa Management Company, Inc. — F Reorg Mechanism:

1)	CEOC contributed all of the stock of Harveys Iowa Management Company, Inc. to New Harveys Iowa Inc.[4]

2)	Harveys Iowa Management Company, Inc. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	New Harveys Iowa Inc. merged with and into CEOC, with CEOC surviving.

C.	Harrah’s New Orleans Management Company, Inc. — LLC Merger: Harrah’s New Orleans Management Company, Inc. merged with and into Mergeco Harrah’s New Orleans Management Company LLC (formed in Step 6) under applicable state law, with Mergeco Harrah’s New Orleans Management Company LLC surviving.

D.	Robinson Property Group Corp. — F Reorg Mechanism:

1)	Horseshoe Gaming Holding, LLC and Horseshoe GP, LLC together contributed all of the stock of Robinson Property Group Corp. to New Robinson Property Group Corp.[5]

2)	Robinson Property Group Corp. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	New Robinson Property Group Corp. merged with and into into Mergeco New Robinson Property Group LLC (formed in Step 6) with Mergeco New Robinson Property Group LLC surviving.

E.	Tunica Roadhouse Corp. — F Reorg Mechanism:

1)	CEOC contributed all of the stock of Tunica Roadhouse Corp. to Temp Tunica Roadhouse Corporation.[6]

2)	Tunica Roadhouse Corp. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	Temp Tunica Roadhouse Corporation merged with and into CEOC, with CEOC surviving.

[4]	CEOC formed New Harveys Iowa Inc. as a new, wholly-owned Delaware corporation on August 30, 2017.
[5]	New Robinson Property Group Corp. was formed as a new Delaware corporation owned 99% by Horseshoe Gaming Holding, LLC and 1% by Horseshoe GP, LLC on August 31, 2017.
[6]	CEOC formed Temp Tunica Roadhouse Corporation was formed as a new, wholly-owned Delaware corporation on August 31, 2017.

Exhibit A, Page 8

F.	Caesars New Jersey, Inc. and Boardwalk Regency Corp. — LLC Mergers:

1)	First, Caesars New Jersey, Inc. merged with and into Mergeco Caesars New Jersey LLC (formed in Step 6) under applicable state law, with Mergeco Caesars New Jersey LLC surviving.

2)	Second, Boardwalk Regency Corp. merged with and into Mergeco Boardwalk Regency LLC (formed in Step 6) under applicable state law, with Mergeco Boardwalk Regency LLC surviving.

G.	Bally’s Park Place, Inc. — LLC Merger: Bally’s Park Place, Inc. merged with and into Mergeco Bally’s Park Place LLC (formed in Step 6) under applicable state law, with Mergeco Bally’s Park Place LLC surviving.

H.	Harveys Tahoe Management Company, Inc. — F Reorg Mechanism:

1)	HTM Holding, Inc. contributed all of the stock of Harveys Tahoe Management Company, Inc. to New Harveys Tahoe Inc.[7]

2)	Harveys Tahoe Management Company, Inc. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	HTM Holding, Inc. merged with and into Mergeco HTM Holding LLC under applicable state law, with Mergeco HTM Holding LLC surviving.

4)	New Harveys Tahoe Inc. merged with and into Mergeco HTM Holding LLC (formed in Step 6) with Mergeco HTM Holding LLC surviving.

I.	Reno Projects, Inc. — LLC Merger: Reno Projects, Inc. merged with and into Mergeco Reno Projects LLC (formed in Step 6) under applicable state law, with Mergeco Reno Projects LLC surviving.

J.	Caesars Palace Realty, Inc. and Caesars Palace, Inc. — LLC Mergers:

1)	First, Caesars Palace Corp. merged with and into Mergeco Caesars Palace LLC (formed in Step 6) under applicable state law, with Mergeco Caesars Palace LLC surviving.

2)	Second, Caesars Palace Realty, Inc. merged with and into Mergeco Caesars Palace Realty LLC (formed in Step 6) under applicable state law, with Mergeco Caesars Palace Realty LLC surviving.

K.	Desert Palace, Inc. — F Reorg Mechanism:

1)	Caesars Palace, LLC contributed all of the stock of Desert Palace, Inc. to New Desert Palace Inc.[8]

[7]	HTM Holding, Inc. formed New Harveys Tahoe Inc. as a new, wholly-owned Nevada corporation on September 1, 2017.
[8]	Caesars Palace, LLC formed New Desert Palace Inc. as a new, wholly-owned Delaware corporation on August 31, 2017.

Exhibit A, Page 9

2)	Desert Palace, Inc. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	New Desert Palace Inc. merged with and into Caesars Palace, LLC, with Caesars Palace, LLC surviving.

L.	Southern Illinois Riverboat/Casino Cruises, Inc. — LLC Merger: Southern Illinois Riverboat/Casino Cruises, Inc. merged with and into Mergeco Southern Illinois Riverboat/Casino Cruises LLC (formed in Step 6) under applicable state law, with Mergeco Southern Illinois Riverboat/Casino Cruises LLC surviving.

M.	Players Development, Inc. — LLC Merger: Players Development, Inc. merged with and into Mergeco Players Development LLC (formed in Step 6) under applicable state law, with Mergeco Players Development LLC surviving.

N.	Roman Holding Corp. of Indiana — LLC Merger: Roman Holding Corp. of Indiana merged with and into Mergeco Roman Holding Company of Indiana LLC (formed in Step 6) under applicable state law, with Mergeco Roman Holding Company of Indiana LLC surviving.

O.	Players Bluegrass Downs, Inc. — F Reorg Mechanism:

1)	Players Holding, LLC contributed all of the stock of Players Bluegrass Downs, Inc. to New Players Bluegrass Downs, Inc.[9]

2)	Players Bluegrass Downs, Inc. converted to a limited liability company by filing a certificate of conversion under applicable state law.

3)	New Players Bluegrass Downs, Inc. merged with and into Players Holding, LLC, with Players Holding, LLC surviving.

P.	Las Vegas Resort Development, Inc. — LLC Merger: Las Vegas Resort Development, Inc. merged with and into Mergeco Las Vegas Resort Development LLC (formed in Step 6) under applicable state law, with Mergeco Las Vegas Resort Development LLC surviving.

Q.	Des Plaines Development Limited Partnership — LLC Merger: Harrah’s Illinois, Inc. merged with and into Mergeco Harrah’s Illinois LLC (formed in Step 6) under applicable state law, with Mergeco Harrah’s Illinois LLC surviving.[10]

R.	Benco, Inc. — LLC Merger: Benco, Inc. merged with and into Mergeco Benco LLC (formed in Step 6) under applicable state law, with Mergeco Benco LLC surviving.

[9]	Players Holding, LLC formed New Players Bluegrass Downs Inc. as a new, wholly-owned Nevada corporation on September 1, 2017.
[10]	Harrah’s Illinois, Inc. is the 80% partner of Des Plaines Development Limited Partnership. See Step 19.KK., below.

Exhibit A, Page 10

S.	Trigger Real Estate Corp. — LLC Merger: Trigger Real Estate, Inc. merged with and into Mergeco Trigger Real Estate LLC (formed in Step 6) under applicable state law, with Mergeco Trigger Real Estate LLC surviving.

T.	Caesars Entertainment Golf, Inc. — LLC Merger: Caesars Entertainment Golf, Inc. merged with and into Mergeco Caesars Entertainment Golf LLC (formed in Step 6) under applicable state law, with Mergeco Caesars Entertainment Golf LLC surviving.

U.	Rio Development Company, Inc. — LLC Merger: Rio Development, Inc. merged with and into Mergeco Rio Development LLC (formed in Step 6) under applicable state law, with Mergeco Rio Development LLC surviving.

To Occur on the Effective Date:

18.1	On the Effective Date, CAC will merge with and into CEC with CEC surviving (the “CAC-CEC Merger”). Shareholders of CAC will receive CEC stock as merger consideration in exchange for their CAC stock. Immediately following the effective time of the CAC-CEC Merger but prior to the effectiveness of the Plan, Hamlet Holdings, LLC, as true and lawful proxy and attorney-in-fact for the sponsor holders pursuant to an irrevocable proxy, will contribute and assign to CEC all of the shares of CEC common stock owned by the sponsor holders before giving effect to the CAC-CEC Merger. CEOC and certain of its subsidiaries will also engage in a series of transactions in order to assign certain non-property specific intellectual property to Caesars Enterprise Services, LLC (“CES”) and certain other property specific intellectual property to other specified subsidiaries of CEOC. Additionally, CEOC will contribute all of its equity in Caesars License Company, LLC to CES.

19.	After the Step 18 transactions and pursuant to the following steps, CEOC and each of CEOC’s subsidiaries that holds REIT Assets or Golf Business Assets will transfer its REIT Assets and its Golf Business Assets to the REIT and will receive in exchange (i) 100% of the common and preferred stock of the REIT, (ii) new PropCo debt (to be issued by PropCo 1), (iii) the right to receive the proceeds of the debt issued in Step 22, and (iv) potentially the assumption by the REIT of a portion of CEOC’s liabilities that relate to the real property transferred and certain operating liabilities associated with the Golf Business (collectively, the “Contribution”). CEOC will also cause the Golf Business employees working for Caesars Enterprise Systems, LLC to become employees of the Golf TRS or the applicable Golf TRS Sub. For real estate transfer purposes, the transactions in Steps 19, 20, and 21 will be accomplished as follows: immediately after the above Step 18 transactions, each of CEOC’s subsidiaries that holds REIT Assets (other than GCI Spinco LLC and Harrah’s Illinois LLC), will transfer such assets directly to the applicable PropCo Sub listed in Step 21 below.

A.	CEOC transfers the following REIT Assets and Golf Business Assets to the REIT.

REIT Assets Transferred by CEOC

(Applicable Casino Facility Noted)

Parcel A — Tract II (Owned) (Harrah’s Council Bluffs)

7400 NE Birmingham Road (Owned) (Harrah’s North Kansas City)

4900 S Carson St (Owned) (Harvey’s Lake Tahoe)

W Interstate 80 / Parcel 21 (Owned) (Harrah’s Reno)

Exhibit A, Page 11

219 North Center Street / Parcels 13-15 (5 APNs) (Owned) (Harrah’s Reno)

210 North Center Street / Parcels 18-20 (3 APNs) (Owned) (Harrah’s Reno)

140, 154, 158, and 160 Albert Avenue (4 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

Vacant Land in MO, 13971 Riverport Drive (Owned) (No Casino — Misc. Vacant Land)

Harrah’s Airplane Hangar, 5240 Haven St (Leased) (No Casino — Airplane Hangar)

Golf Business Assets Transferred by CEOC

(Applicable Golf Course Noted)

All assets associated with the Cascata Golf Course, including real property referenced as 1 Cascata Dr (5 APNs) (Leased) and operating assets (Cascata Golf Course)

B.	GCI Spinco, LLC transfers the following REIT Assets and Golf Business Assets to the REIT.[11]

REIT Assets Transferred by GCI Spinco LLC

(Applicable Casino Facility Noted)

LLC interests in Grand Biloxi LLC (Grand Biloxi Casino and Biloxi Land,, Horseshoe Hammond)

LLC interests in Propco Gulfport LLC (Land Leftover from Harrah’s Gulfport)

Golf Business Assets Transferred by GCI Spinco LLC

(Applicable Golf Course Noted)

LLC interests in Grand Bear LLC (Grand Bear Golf Course)

C.	HBR Realty Company LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

HBR Realty Company LLC

(Applicable Casino Facility Noted)

2701 23rd Ave / Lot 1 (Owned) (Horseshoe Council Bluffs)

2702 Mid America Drive / Lot 2 (Owned) (Horseshoe Council Bluffs)

D.	Harveys BR Management Company, Inc. transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Harveys BR Management Company, Inc.

(Applicable Casino Facility Noted)

Certain FF&E assets constituting real property and associated with the Horseshoe Council Bluffs casino (Owned) (Horseshoe Council Bluffs)

E.	Harveys Iowa Management Company LLC transfers the following REIT Assets to the REIT.

[11]	Prior to this transfer, certain operating assets will be transferred from Biloxi Hammond, LLC to Horseshoe Hammond, LLC.

Exhibit A, Page 12

REIT Assets Transferred by

Harveys Iowa Management Company LLC

(Applicable Casino Facility Noted)

1900 River Road / Parcel F (Owned) (Harrah’s Council Bluffs)

1 Harrah’s Boulevard / Parcel A — Tract I, B, C, D, and E (Owned; Sub-leased as to Parcel C) (golf course) (Harrah’s Council Bluffs)

F.	Horseshoe Hammond, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Horseshoe Hammond, LLC

(Applicable Casino Facility Noted)

701-51 Approx. Indianapolis Boulevard and 200 N. Indianapolis Boulevard (2 APNs) (Owned) (Horseshoe Hammond)

1101 Railroad Street (Owned) (Horseshoe Hammond)

1025 Indianapolis Boulevard (Owned) (Horseshoe Hammond)

1050 Calumet Ave & 200 N. Indianapolis Blvd. (Owned) (Horseshoe Hammond)

1114 Indianapolis Boulevard (Owned) (Horseshoe Hammond)

825 Empress Drive (Leased) (Horseshoe Hammond)

701 Empress Drive (Leased) (Horseshoe Hammond)

1001 Calumet Ave East Parking Structure (Leased) (Horseshoe Hammond)

1001 Calumet Ave Hammond Water Works (Leased) (Horseshoe Hammond)

1002 Calumet Ave (Leased) (Horseshoe Hammond)

No situs — surface parking, vacant land, additional entry road (Leased) (Horseshoe Hammond)

G.	Harrah’s Bossier City Investment Company, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Harrah’s Bossier City Investment Company, LLC

(Applicable Casino Facility Noted)

No situs (3 APNs) (Owned) (Harrah’s Bossier City)

8000 East Texas Street (Owned) (Harrah’s Bossier City)

H.	Harrah’s North Kansas City, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Harrah’s North Kansas City, LLC

(Applicable Casino Facility Noted)

1 Riverboat Drive (Owned) (Harrah’s North Kansas City)

1 Riverboat Drive, 210 Hwy, NE Chouteau Tfwy, 2025 Bedford Ave, 000000 NE Birmingham Rd (9 APNs) (Leased) (Harrah’s North Kansas City)

NE Chouteau Tfwy (3 APNs) (Owned) (Harrah’s North Kansas City)

I.	Robinson Property Group LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Robinson Property Group LLC

(Applicable Casino Facility Noted)

1021 Casino Center Drive, vacant land SW of entrance, and parking (3 APNs) (Owned) (Horseshoe Tunica)

Exhibit A, Page 13

Parcel F (Owned) (Horseshoe Tunica)

Parcel G in Arkansas (Owned) (Horseshoe Tunica)

J.	Tunica Roadhouse LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Tunica Roadhouse LLC

(Applicable Casino Facility Noted)

1107 Casino Center Drive (3 APNs) (Owned) (Tunica Roadhouse)

Vacant Land (No situs) (4 APNs) (50% Owned) (Tunica Roadhouse)

K.	Caesars New Jersey LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Caesars New Jersey LLC

(Applicable Casino Facility Noted)

6615 Delilah Rd (Owned) (Caesars Atlantic City)

L.	Boardwalk Regency LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Boardwalk Regency LLC

(Applicable Casino Facility Noted)

1 Atlantic Ocean (Owned) (Caesars Atlantic City)

10 S Michigan Ave and 15 S Arkansas (Owned) (Caesars Atlantic City)

1809 Pacific Avenue and 2101 Pacific Ave (Owned) (Caesars Atlantic City)

2101 Boardwalk (Owned) (Caesars Atlantic City)

Air Rights Pacific Ave and Air Rights Arkansas Ave (Owned) (Caesars Atlantic City)

722 Mill Rd (Owned) (Caesars Atlantic City)

621 W. Delilah Rd (Owned) (Caesars Atlantic City)

139 S Arkansas Ave (Owned) (Caesars Atlantic City)

2125 Boardwalk (Owned) (Caesars Atlantic City)

M.	Bally’s Park Place LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Bally’s Park Place LLC

(Applicable Casino Facility Noted)

1900 and 2000 Pacific Ave (2 APNs) (Owned) (Bally’s Atlantic City)

Air Rights Michigan Ave. (parking garage, sky bridge) (Owned) (Bally’s Atlantic City)

Air Rights Michigan Ave. (parking garage, Pop Lloyd casino, sky bridge) (Owned) (Bally’s Atlantic City)

Air Rights over Ohio Avenue and Air Rights over Pop Lloyd Blvd (Owned) (Bally’s Atlantic City)

1811 and 1901 Boardwalk (2 APNs) (Owned) (Bally’s Atlantic City)

1920 Hummock Ave (Owned) (Bally’s Atlantic City)

1935 Boardwalk a/k/a Schiff Parcel (Owned) (Bally’s Atlantic City)

124 Park Place (owned) (Bally’s Atlantic City)

N.	Harveys Tahoe Management Company LLC transfers the following REIT Assets to the REIT.

Exhibit A, Page 14

REIT Assets Transferred by

Harveys Tahoe Management Company LLC

(Applicable Casino Facility Noted)

15 Hwy 50 (3 APNs) (Owned) (Harrah’s Lake Tahoe)

18 Hwy 50 / Parcel 3 & 4 (Owned) (Harvey’s Lake Tahoe)

O.	Tahoe Garage Propco, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Tahoe Garage Propco, LLC

(Applicable Casino Facility Noted)

Vacant Land (CA Parcel) (Leased) (Harvey’s Lake Tahoe)

40 Hwy 50 / Parcel 1 & 2 (Leased) (Harvey’s Lake Tahoe)

P.	Reno Projects LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Reno Projects LLC

(Applicable Casino Facility Noted)

Center Street and 6th Street Vacant Land (4 APNs) (Owned) (Harvey’s Lake Tahoe)

Q.	Caesars Palace Realty LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Caesars Palace Realty LLC

(Applicable Casino Facility Noted)

3500 and 3570 S Las Vegas Blvd (Forum Shops) (2 APNs) (Owned) (Caesars Palace)

3570 and 3750 S Las Vegas Blvd (Parking Garage) (2 APNs) (Owned) (Caesars Palace)

Paradise/Unassigned — Both Portions of Caesars Palace (3 APNs) (Owned) (Caesars Palace)

3570 S Las Vegas Blvd (Owned) (Caesars Palace)

R.	Desert Palace LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Desert Palace LLC

(Applicable Casino Facility Noted)

Octavius Tower (Leased) (Caesars Palace)

S.	Reno Crossroads LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Reno Crossroads LLC

(Applicable Casino Facility Noted)

No address — Bounded by North Virginia Street, West Commercial Row, North Center Street and 219 North Center Street / Parcels 1- 12 (12 APNs) (Owned) (Harrah’s Reno)

T.	Southern Illinois Riverboat/Casino Cruises LLC transfers the following REIT Assets to the REIT.

Exhibit A, Page 15

REIT Assets Transferred by

Southern Illinois Riverboat/Casino Cruises LLC

(Applicable Casino Facility Noted)

103 E 2nd St (Owned) (Harrah’s Metropolis)

Front Street (Leased) (Harrah’s Metropolis)

U.	Players Development LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Players Development LLC

(Applicable Casino Facility Noted)

Pearl/Market Street Parking (2 APNs) (Owned) (Harrah’s Metropolis)

Front Street (2 APNs) (Owned) (Harrah’s Metropolis)

Ferry Street (4 APNs) (Owned) (Harrah’s Metropolis)

V.	Roman Holding Company of Indiana LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Roman Holding Company of Indiana LLC

(Applicable Casino Facility Noted)

No situs — Casino Boat (“Glory of Rome”) (Owned) (Horseshoe Southern Indiana)

W.	Caesars Riverboat Casino, LLC transfers the following REIT Assets and Golf Business Assets to the REIT.

REIT Assets Transferred by

Caesars Riverboat Casino, LLC

(Applicable Casino Facility Noted)

1195 and 1280 Stuckeys Road SE / Parcel I — Tract III (Owned) (Horseshoe Southern Indiana)

11750 Avenue of The Emperors SE / Parcel I — Tract II (Owned) (Horseshoe Southern Indiana)

1385 Highway 111 / Parcel I — Tract II (Owned) (Horseshoe Southern Indiana)

Doolittle Hill Rd SE / Parcel II (Owned) (Horseshoe Southern Indiana)

11999 Avenue of the Emperors / Parcel I — Tract I (Owned) (Horseshoe Southern Indiana)

Golf Business Assets Transferred by

Caesars Riverboat Casino, LLC

(Applicable Golf Course Noted)

8191 Chariot Run Drive / Parcel III — Tract 1 (Owned) (indicated as golf assets) and any other golf-related assets, including personal property (Chariot Run Golf Course)

Exhibit A, Page 16

X.	Horseshoe Entertainment[12] transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Horseshoe Entertainment

(Applicable Casino Facility Noted)

No situs — multiple properties (6 APNs) (Owned) (Horseshoe Bossier City)

No situs — vacant land (2 APNs) (Owned) (Horseshoe Bossier City)

No situs — casino boat (“King of the Red”) (Owned) (Horseshoe Bossier City)

No title — Water Bottom Lease (Leased) (Horseshoe Bossier City)

No situs — parking (Leased) (Horseshoe Bossier City)

No situs — parking (3 APNs) (Owned) (Horseshoe Bossier City)

Y.	Players Bluegrass Downs LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Players Bluegrass Downs LLC

(Applicable Casino Facility Noted)

Park Avenue (Owned) (Bluegrass Downs)

150 Downs Drive (Owned) (Bluegrass Downs)

Stewart Nelson Park Road (Leased) (Bluegrass Downs)

3327 Hinkleville Road and 155 Metcalf Lane (Leased) (Bluegrass Downs)

Z.	TRB Flamingo, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by TRB Flamingo, LLC

(Applicable Casino Facility Noted)

135, 141, 161, 163, and 165 Albert Avenue; 120 E. Flamingo; and “Paradise” (9 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

AA.	Hole in the Wall, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Hole in the Wall, LLC

(Applicable Casino Facility Noted)

4041 Linq Lane (Commercial Retail) (2 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

BB.	190 Flamingo, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by 190 Flamingo, LLC

(Applicable Casino Facility Noted)

190 E Flamingo (Owned) (No Casino — Las Vegas Land Assemblage)

CC.	DCH Exchange, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by DCH Exchange, LLC

(Applicable Casino Facility Noted)

Paradise (former Summer Bay Timeshare) (17 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

[12]	Horseshoe Entertainment is a limited partnership under Louisiana law.

Exhibit A, Page 17

DD.	Winnick Holdings, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Winnick Holdings, LLC

(Applicable Casino Facility Noted)

150 and 152 Albert Ave and “Paradise” (14 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

4155 Koval Ln (Owned) (No Casino — Las Vegas Land Assemblage)

EE.	Las Vegas Resort Development LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by

Las Vegas Resort Development LLC

(Applicable Casino Facility Noted)

Paradise (Owned) (No Casino — Las Vegas Land Assemblage)

FF.	Koval Investment Company, LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Koval Investment Company, LLC

(Applicable Casino Facility Noted)

No situs – Vacant Land (3 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

GG.	Benco LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Benco LLC

(Applicable Casino Facility Noted)

WHITE OAK PLANTATION 02, BLOCK 2, LOT 2 (no common address) (Owned) (No Casino — Vacant Land in Splendora, TX)

HH.	Trigger Real Estate LLC transfers the following REIT Assets to the REIT.

REIT Assets Transferred by Trigger Real Estate LLC

(Applicable Casino Facility Noted)

Houston Rd (2 APNs) (Owned) (No Casino — Vacant Land at Turfway Park)

II.	Caesars Entertainment Golf LLC transfers the following Golf Business Assets to the REIT.

Golf Business Assets Transferred by

Caesars Entertainment Golf LLC

(Applicable Golf Course Noted)

All assets associated with the Cascata Golf Course, including real property referenced as 1 Cascata Dr (5 APNs) (Leased) and operating assets (Cascata Golf Course)

JJ.	Rio Development Company LLC transfers the following Golf Business Assets to the REIT.

Exhibit A, Page 18

Golf Business Assets Transferred by

Rio Development Company LLC

(Applicable Golf Course Noted)

All assets associated with the Rio Secco golf course, including real property referenced as 2851 Grand Hills Dr. and Other Various Addresses (8 APNs) (Owned) and operating assets (Rio Secco Golf Course)

KK.	Des Plaines Development Limited Partnership — Contribution. Additionally, the Contribution of REIT Assets associated with Harrah’s Joliet Casino Facility will occur pursuant to the following steps.

1)	Des Plaines Development Limited Partnership transfers the following REIT Assets to Harrah’s Joliet LandCo LLC, its wholly-owned subsidiary.

REIT Assets Transferred by

Des Plaines Development Limited Partnership to

Harrah’s Joliet LandCo LLC

(Applicable Casino Facility Noted)

N Joliet Street Parking and W Cass St Parking / Parcels 3, 12, 15, & 16 (6 APNs) (Owned) (Harrah’s Joliet)

58 W Clinton St / Parcel 13(Owned) (Harrah’s Joliet)

75 W Van Buren St / Parcel 11 (Owned) (Harrah’s Joliet)

151 N Joliet St / Parcel 1 (Owned) (Harrah’s Joliet)

101 N Joliet St and Jefferson St / Parcels 2, 4, & 7-10 (3 APNs) (Owned) (Harrah’s Joliet)

2)	Des Plaines Development Limited Partnership distributes all of the interests of Harrah’s Joliet LandCo LLC pro rata to its owners.

3)	Harrah’s Illinois LLC transfers its 80% interest in Harrah’s Joliet LandCo LLC to the REIT.

20.	After the Step 19 Contribution, the REIT will contribute its interests in all of the REIT Assets listed in Step 19 (including the LLC interests in Grand Biloxi LLC and Propco Gulfport LLC and its 80% interest in Harrah’s Joliet LandCo LLC but excluding all Golf Business Assets) to PropCo in exchange for interests in PropCo. PropCo will then contribute its interests in all such REIT Assets received from the REIT and PropCo GP to PropCo 1 in exchange for interests in PropCo 1.

21.	After the Step 20 contributions, pursuant to the following steps, PropCo 1 will contribute its interests in the various REIT Assets received from PropCo to the applicable PropCo Sub formed to hold such REIT Assets.

A.	PropCo 1 contributes the following REIT Assets to Horseshoe Council Bluffs LLC.

REIT Assets Transferred to Horseshoe Council Bluffs LLC

2701 23rd Ave / Lot 1 (Owned) (Horseshoe Council Bluffs)

2702 Mid America Drive / Lot 2 (Owned) (Horseshoe Council Bluffs)

Exhibit A, Page 19

Certain FF&E assets constituting real property and associated with the Horseshoe Council Bluffs casino (Owned) (Horseshoe Council Bluffs)

B.	PropCo 1 contributes the following REIT Assets to Harrah’s Council Bluffs LLC.

REIT Assets Transferred to Harrah’s Council Bluffs LLC

1900 River Road / Parcel F (Owned) (Harrah’s Council Bluffs)

1 Harrah’s Boulevard / Parcel A — Tract I, B, C, D, and E (Owned; Sub-leased as to Parcel C) (golf course) (Harrah’s Council Bluffs)

Parcel A — Tract II (Owned) (Harrah’s Council Bluffs)

C.	PropCo 1 contributes the following REIT Assets to New Horseshoe Hammond LLC.

REIT Assets Transferred to New Horseshoe Hammond LLC

701-51 Approx. Indianapolis Boulevard and 200 N. Indianapolis Boulevard (2 APNs) (Owned) (Horseshoe Hammond)

1101 Railroad Street (Owned) (Horseshoe Hammond)

1025 Indianapolis Boulevard (Owned) (Horseshoe Hammond)

1050 Calumet Ave & 200 N. Indianapolis Blvd. (Owned) (Horseshoe Hammond)

1114 Indianapolis Boulevard (Owned) (Horseshoe Hammond)

825 Empress Drive (Leased) (Horseshoe Hammond)

701 Empress Drive (Leased) (Horseshoe Hammond)

1001 Calumet Ave East Parking Structure (Leased) (Horseshoe Hammond)

1001 Calumet Ave Hammond Water Works (Leased) (Horseshoe Hammond)

1002 Calumet Ave (Leased) (Horseshoe Hammond)

No situs — surface parking, vacant land, additional entry road (Leased) (Horseshoe Hammond)

D.	PropCo 1 contributes the following REIT Assets to Harrah’s Bossier City LLC.

REIT Assets Transferred to Harrah’s Bossier City LLC

No situs (3 APNs) (Owned) (Harrah’s Bossier City)

8000 East Texas Street (Owned) (Harrah’s Bossier City)

E.	PropCo 1 contributes the following REIT Assets to New Harrah’s North Kansas LLC.

REIT Assets Transferred to

New Harrah’s North Kansas LLC

1 Riverboat Drive (Owned) (Harrah’s North Kansas City)

1 Riverboat Drive, 210 Hwy, NE Chouteau Tfwy, 2025 Bedford Ave, 000000 NE Birmingham Rd (9 APNs) (Leased) (Harrah’s North Kansas City)

NE Chouteau Tfwy (3 APNs) (Owned) (Harrah’s North Kansas City)

7400 NE Birmingham Road (Owned) (Harrah’s North Kansas City)

F.	PropCo 1 contributes the following REIT Assets to Horseshoe Tunica LLC.

REIT Assets Transferred to Horseshoe Tunica LLC

1021 Casino Center Drive, vacant land SW of entrance, and parking (3 APNs) (Owned) (Horseshoe Tunica)

Parcel F (Owned) (Horseshoe Tunica)

Exhibit A, Page 20

Parcel G (Owned) (Horseshoe Tunica)

Parcel E (Owned) (Horseshoe Tunica)

1.126 Acres in Arkansas (Owned) (Horseshoe Tunica)

G.	PropCo 1 contributes the following REIT Assets to New Tunica Roadhouse LLC.

REIT Assets Transferred to New Tunica Roadhouse LLC

1107 Casino Center Drive (3 APNs) (Owned) (Tunica Roadhouse)

Vacant Land (No situs) (4 APNs) (50% Owned) (Tunica Roadhouse)

H.	PropCo 1 contributes the following REIT Assets to Caesars Atlantic City LLC.

REIT Assets Transferred to Caesars Atlantic City LLC

6615 Delilah Rd (Owned) (Caesars Atlantic City)

1 Atlantic Ocean (Owned) (Caesars Atlantic City)

10 S Michigan Ave and 15 S Arkansas (Owned) (Caesars Atlantic City)

1809 Pacific Avenue and 2101 Pacific Ave (Owned) (Caesars Atlantic City)

2101 Boardwalk (Owned) (Caesars Atlantic City)

Air Rights Pacific Ave and Air Rights Arkansas Ave (Owned) (Caesars Atlantic City)

722 Mill Rd (Owned) (Caesars Atlantic City)

621 W. Delilah Rd (Owned) (Caesars Atlantic City)

139 S Arkansas Ave (Owned) (Caesars Atlantic City)

2125 Boardwalk (Owned) (Caesars Atlantic City)

I.	PropCo 1 contributes the following REIT Assets to Bally’s Atlantic City LLC.

REIT Assets Transferred to Bally’s Atlantic City LLC

1900 and 2000 Pacific Ave (2 APNs) (Owned) (Bally’s Atlantic City)

Air Rights Michigan Ave. (parking garage, sky bridge) (Owned) (Bally’s Atlantic City)

Air Rights Michigan Ave. (parking garage, Pop Lloyd casino, sky bridge) (Owned) (Bally’s Atlantic City)

Air Rights Ohio Avenue and Air Rights over Pop Lloyd Blvd (Owned) (Bally’s Atlantic City)

1811 and 1901 Boardwalk (2 APNs) (Owned) (Bally’s Atlantic City)

1920 Hummock Ave (Owned) (Bally’s Atlantic City)

1935 Boardwalk a/k/a Schiff Parcel (Owned) (Bally’s Atlantic City)

124 Park Place (owned) (Bally’s Atlantic City)

J.	PropCo 1 contributes the following REIT Assets to Harrah’s Lake Tahoe LLC.

REIT Assets Transferred to Harrah’s Lake Tahoe LLC

15 Hwy 50 (3 APNs) (Owned) (Harrah’s Lake Tahoe)

K.	PropCo 1 contributes the following REIT Assets to Harvey’s Lake Tahoe LLC.

REIT Assets Transferred to Harvey’s Lake Tahoe LLC

18 Hwy 50 / Parcel 3 & 4 (Owned) (Harvey’s Lake Tahoe)

Vacant Land (CA Parcel) (Leased) (Harvey’s Lake Tahoe)

40 Hwy 50 / Parcel 1 & 2 (Leased) (Harvey’s Lake Tahoe)

Exhibit A, Page 21

Center Street and 6th Street Vacant Land (4 APNs) (Owned) (Harvey’s Lake Tahoe)

4900 S Carson St (Owned) (Harvey’s Lake Tahoe)

L.	PropCo 1 contributes the following REIT Assets down the chain through CPLV Mezz 3 LLC, CPLV Mezz 2 LLC, and CPLV Mezz 1 LLC and ultimately to CPLV Property Owner LLC.

REIT Assets Transferred to

CPLV Property Owner LLC

3500 and 3570 S Las Vegas Blvd (Forum Shops) (2 APNs) (Owned) (Caesars Palace)

3570 and 3750 S Las Vegas Blvd (Parking Garage) (2 APNs) (Owned) (Caesars Palace)

Paradise/Unassigned — Both Portions of Caesars Palace (3 APNs) (Owned) (Caesars Palace)

3570 S Las Vegas Blvd (Owned) (Caesars Palace)

Octavius Tower (Leased) (Caesars Palace)

M.	PropCo 1 contributes the following REIT Assets to Harrah’s Reno LLC.

REIT Assets Transferred to Harrah’s Reno LLC

No address — Bounded by North Virginia Street, West Commercial Row, North Center Street and 219 North Center Street / Parcels 1- 12 (12 APNs) (Owned) (Harrah’s Reno)

W Interstate 80 / Parcel 21 (Owned) (Harrah’s Reno)

219 North Center Street / Parcels 13-15 (5 APNs) (Owned) (Harrah’s Reno)

210 North Center Street / Parcels 18-20 (3 APNs) (Owned) (Harrah’s Reno)

6th East / No. Center Street / Parcel 22 (Owned) (Harrah’s Reno)

N.	PropCo 1 contributes the following REIT Assets to Harrah’s Metropolis LLC.

REIT Assets Transferred to Harrah’s Metropolis LLC

103 E 2nd St (Owned) (Harrah’s Metropolis)

Front Street (Leased) (Harrah’s Metropolis)

Pearl/Market Street Parking (2 APNs) (Owned) (Harrah’s Metropolis)

Front Street (2 APNs) (Owned) (Harrah’s Metropolis)

Ferry Street (4 APNs) (Owned) (Harrah’s Metropolis)

O.	PropCo 1 contributes the following REIT Assets to Horseshoe Southern Indiana LLC.

REIT Assets Transferred to

Horseshoe Southern Indiana LLC

1280 Stuckeys Road SE / Parcel I — Tract III (Owned) (Horseshoe Southern Indiana)

11750 Avenue of The Emperors SE / Parcel I — Tract II (Owned) (Horseshoe Southern Indiana)

1385 Highway 111 / Parcel I — Tract II (Owned) (Horseshoe Southern Indiana)

Doolittle Hill Rd SE / Parcel II (Owned) (Horseshoe Southern Indiana)

11999 Casino Center Drive / Parcel I — Tract I (Owned) (Horseshoe Southern Indiana)

No situs — Casino Boat (“Glory of Rome”) (Owned) (Horseshoe Southern Indiana)

Exhibit A, Page 22

P.	PropCo 1 contributes the following REIT Assets to Horseshoe Bossier City Prop LLC.

REIT Assets Transferred to

Horseshoe Bossier City Prop LLC

No situs — multiple properties (6 APNs) (Owned) (Horseshoe Bossier City)

No situs — vacant land (2 APNs) (Owned) (Horseshoe Bossier City)

No situs — casino boat (“King of the Red”) (Owned) (Horseshoe Bossier City)

No title — Water Bottom Lease (Leased) (Horseshoe Bossier City)

No situs — parking (Leased) (Horseshoe Bossier City)

No situs — parking (3 APNs) (Owned) (Horseshoe Bossier City)

Q.	PropCo 1 contributes the following REIT Assets to Bluegrass Downs Property Owner LLC.

REIT Assets Transferred to

Bluegrass Downs Property Owner LLC

Park Avenue (Owned) (Bluegrass Downs)

150 Downs Drive (Owned) (Bluegrass Downs)

Stewart Nelson Park Road (Leased) (Bluegrass Downs)

3327 Hinkleville Road and 155 Metcalf Lane (Leased) (Bluegrass Downs)

R.	PropCo 1 contributes the following REIT Assets to Vegas Development LLC.

REIT Assets Transferred to Vegas Development LLC

135, 141, 161, 163, and 165 Albert Avenue; 120 E. Flamingo; and “Paradise” (9 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

4041 Linq Lane (Commercial Retail) (2 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

190 E Flamingo (Owned) (No Casino — Las Vegas Land Assemblage)

Paradise (former Summer Bay Timeshare) (17 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

150 and 152 Albert Ave and “Paradise” (14 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

4155 Koval Ln (Owned) (No Casino — Las Vegas Land Assemblage)

Paradise (Owned) (No Casino — Las Vegas Land Assemblage)

No situs — Vacant Land (3 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

140, 154, 158, and 160 Albert Avenue (4 APNs) (Owned) (No Casino — Las Vegas Land Assemblage)

S.	PropCo 1 contributes the following REIT Assets to Miscellaneous Land LLC.

REIT Assets Transferred to Miscellaneous Land LLC

WHITE OAK PLANTATION 02, BLOCK 2, LOT 2 (no common address) (Owned) (No Casino — Vacant Land in Splendora, TX)

Houston Rd (2 APNs) (Owned) (No Casino — Vacant Land at Turfway Park)

Vacant Land in MO, 13971 Riverport Drive (Owned) (No Casino — Misc. Vacant Land)

Exhibit A, Page 23

T.	PropCo 1 contributes the following REIT Assets to Vegas Operating Property LLC.

REIT Assets Transferred to Vegas Operating Property LLC

Harrah’s Airplane Hangar, 5240 Haven St (Leased) (No Casino — Airplane Hangar)

22.	CPLV Property Owner LLC (and certain of its parent entities) will issue the CPLV Market Debt to third parties for cash. CPLV Property Owner LLC (and the applicable parent entities) will distribute the cash proceeds of the CPLV Market Debt to PropCo 1, which will distribute all such cash proceeds to PropCo, which will in turn distribute such cash to the REIT. The REIT will, in turn, distribute such proceeds to CEOC in accordance with the Contribution.

23.	After the Contribution, the REIT will contribute all of the the Golf Business Assets and liabilities received in the Contribution (including the LLC interests in Grand Bear LLC) to Golf TRS in exchange for equity of Golf TRS. Immediately thereafter and pursuant to the following steps, Golf TRS will contribute all such Golf Business Assets and liabilities to the applicable Golf TRS Sub. For real estate transfer purposes, Steps 19 and this Step 23 will be accomplished as follows: immediately after after the above Step 18 transactions, each of CEOC’s subsidiaries that holds Golf Business Assets (other than GCI Spinco LLC) will transfer a 100% interest in its Golf Business Assets directly to the applicable Golf TRS Sub listed below in this Step 23.

A.	Golf TRS contributes the following Golf Business Assets to Cascata LLC.

Golf Business Assets Transferred to Cascata LLC

All assets associated with the Cascata Golf Course, including real property referenced as 1 Cascata Dr (5 APNs) (Leased) and operating assets (Cascata Golf Course)

B.	Golf TRS contributes the following Golf Business Assets to Rio Secco LLC.

Golf Business Assets Transferred to Rio Secco LLC

All assets associated with the Rio Secco golf course, including real property referenced as 2851 Grand Hills Dr. and Other Various Addresses (8 APNs) (Owned) and operating assets (Rio Secco Golf Course)

C.	Golf TRS contributes the following Golf Business Assets to Chariot Run LLC.

Golf Business Assets Transferred to Chariot Run LLC

8191 Chariot Run Drive / Parcel III – Tract 1 (Owned) (indicated as golf assets) and any other golf-related assets, including personal property (Chariot Run Golf Course)

23.1.	Immediately after completion of Steps 21, 22, and 23, (i) Grand Biloxi LLC will distribute all of its limited liability company interests in Biloxi Hammond, LLC to PropCo 1 and (ii) PropCo 1 will immediately contribute all such interests in Biloxi Hammond, LLC to New Horseshoe Hammond LLC.

Exhibit A, Page 24

24.	PropCo, PropCo 1, and/or the PropCo Subs will enter into one or more long-term, triple-net master leases with CEOC and its subsidiaries with respect to the REIT Assets (other than, for the avoidance of doubt, any Golf Business Assets).

25.	CEC will contribute cash, including the amount necessary to effectuate the New CEC Common Equity Buyback, and the CEC Convertible Notes to CEOC as a capital contribution (the “CEC Contribution”). The CEC Contribution will not extinguish or otherwise satisfy any outstanding claims CEOC may continue to have against CEC (or CEC’s non-CEOC subsidiaries), which claims will remain outstanding until Step 28, below. CEOC’s minority shareholders will have their CEOC shares cancelled pursuant to the Plan.

26.	CEOC will distribute to Holders of Claims everything that such Holders are entitled to receive under the Plan, including all common and preferred stock of the REIT and the OpCo Series A Preferred Stock and including any amounts in respect of the New CEC Common Equity Buyback in lieu of OpCo Series A Preferred Stock in satisfaction of such Claims (the “Distribution”). Such Claims will be cancelled immediately after the Distribution (but prior to the CEOC Merger (as defined in Step 28)).

27.	The PropCo Preferred Equity Call Right and the PropCo Preferred Equity Put Right will be exercised, as applicable.

28.	CEOC will merge with and into a newly formed Delaware limited liability company, wholly owned by CEC (“CEOC, LLC,” formed on April 26, 2017) with CEOC, LLC surviving (the “CEOC Merger”). As consideration for the CEOC Merger, holders of the OpCo Series A Preferred Stock received in Step 26 will exchange such OpCo Series A Preferred Stock for New CEC Common Equity in such amounts as are set forth in the Plan and taking into account the New CEC Common Equity Buyback. In the CEOC Merger, CEC will acquire all of the outstanding assets of CEOC, including outstanding claims CEOC continues to have against CEC (or CEC’s non-CEOC subsidiaries). Such claims against CEC that are acquired in the CEOC Merger will therefore be extinguished by virtue of the CEOC Merger and will no longer remain outstanding thereafter.

Effective Date Entity Dissolutions

29.	After the CEOC Merger, the following entities will dissolve by merging with and into Bally’s Midwest Casino, Inc., with Bally’s Midwest Casino, Inc. surviving:

Subsidiaries Dissolving on the Effective Date

Caesars Entertainment Golf LLC (Nevada)

DCH Exchange, LLC (Nevada)

East Beach Development LLC (Mississippi)

GCA Acquisition Subsidiary LLC (Minnesota)

Grand Media Buying, Inc. (Minnesota)

Las Vegas Resort Development LLC (Nevada)

Players Development LLC (Nevada)

Exhibit A, Page 25

Reno Projects, LLC (Nevada)

Rio Development Company LLC (Nevada)

Tahoe Garage Propco, LLC (Delaware)

Trigger Real Estate LLC (Nevada)

Exhibit A, Page 26

EXHIBIT B

REIT P-CARD LIST

On file with the Company.

EXHIBIT C

REIT BANK ACCOUNT LISTING

On file with the Company.

EXHIBIT D

FIXED ASSET METHODOLOGY

Fixed Asset Summary*

Proposed Opco/Propco Fixed Asset Separation

CAESARS ENTERTAINMENT OPERATING COMPANY—FIXED ASSETS SEPARATION

(all values in millions)

Asset Class	PropCo	OpCo	TRS	Total
Land	$2,406.2	$6.3	$33.8	$2,446.4
Land Improvements	32.8	0.5	22.9	56.2
Buildings and Improvements	1,974.8	14.2	26.7	2,015.7
Barges	382.3	—	—	382.3
FF&E	114.9	280.4	0.6	395.9
Total	$4,911.0	$301.5	$84.1	$5,296.5

Note: Values reflect net book value

Methodology

We employed the following methodology for determining the separation into PropCo and OpCo.

1.	We used the following accepted tax law to determine which assets not included in items one and two constitute real property.

–	The seminal tax case in determining whether an asset is inherently permanent is Whiteco Industries, Inc. v. Commissioner, 65 T.C. 664 (1975). In Whiteco, The Tax Court put together a series of questions designed to ascertain whether a particular asset qualifies as tangible personal property rather than real property. The questions are relevant to the the Propco/Opco split question.

•	Is the property capable of being moved, and has it in fact been moved?

•	Is the property designed or constructed to remain permanently in place?

•	Are there circumstances, which tend to show the expected or intended lengths of affixation, i.e. are there circumstances, which show that the property may or will have to be removed?

•	How substantial of a job is the removal of a property and how time-consuming is it?

•	How much damage will the property sustain upon its removal?

•	What is the manner of affixation of the property to the land?

Exhibit D, Page 1

2.	Utilizing the questions from Whiteco above, we evaluated each asset class (i.e. Land, Land Improvements, buildings, etc.) to determine which assets constituted real property and should move to Propco and which constituted tangible personal property and should be retained by Opco. Based on those evaluations we drew the following conclusions (with the noted exceptions):

–	All land is real property.

–	Barges are real property.

–	Buildings and Improvements are real property.

•	However, we evaluated building improvements with useful lives less than 7 years to determine if they met the characteristics for real property.

–	FF&E was assumed to be operating property.

•	However, if the useful life is greater than 7 years we evaluated the asset further to determine if the asset is real property.

•	If the asset description met the criteria of our additional “key word” search the asset was determined to be real property.

–	For assets with a useful life greater than seven years we evaluated the characteristics of FF&E to determine if any met the characteristics to qualify as real property and designated the asset accordingly.

–	A key word search was used to identify shorter–lived assets with Building and Improvement characteristics that are classified under the broader furniture, fixture, and equipment categories. We believe the key word listing is comprehensive and materially representative of the building and improvement assets included in FF&E. The complete key word listing is included on the following page.

–	We also individually evaluated FF&E assets with an acquisition cost greater than $500,000 to determine if assets were real property or tangible property.

3.	Each asset category, (i.e. Land, Land Improvements, Buildings & Improvements, Barges, and FF&E) was evaluated using the above criteria. A summary split of assets between Opco and Propco is provided at the conclusion.

Exhibit D, Page 2

Key word Methodology

We performed a key word search (utilizing the table below) of the FF&E assets to identify assets that meet real property criteria. We believe the list of key words is comprehensive although not exhaustive.

Furniture, Fixtures and Equipment key word Search

Bathtub	Conduit	Dumbwaiters	Lamp	Paradigm	Signage	Woodwork
Boiler	Construct	Electrical	Landscape	Pendant	Sprinkler
Building	Conveying Systems	Fire Protect	Landscaping	Pendant Lamp	Stone
Carpet	Counter Tops	Fire Protection	Lavatories	Piping	Tile
CAT5	Countertops	Flooring	LED	Plumbing	Tiling
CAT 5	CRPT	Frame	Light Fixture	Protection	Toilet
Ceiling	Decorative Pendant	Generator	Lighting	SAFLOCK	Transformer
Ceramic	Door	Heater	Lock	Sconce	Window
Chandelier	Duct	Heat Exc	Millwork	Shower	Wiring
Circuit Breakers	Ductwork	HVAC	Millwork variants (e.g. milwork, mwork,)	Sign	Wood

Indoor signage assets were not classified as real property to the extent they contained the key words associated with gaming listed below.

Indoor Gaming Signage key words

Craps	Keno	Display – Only certain slot assets containing this word were flagged
IGT	LCD	Slots
Poker	Roulette	Table
Video	Gaming

Exhibit D, Page 3